UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2026

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts	02135
(Address of principal executive offices)	(Zip Code)

(617) 949-2680

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 20, 2026, Cue Biopharma, Inc. (the “Company”) issued a press release announcing positive topline results from a Phase 2 clinical trial of CUE-221 in Chronic Spontaneous Urticaria, or CSU, as discussed in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is hosting a conference call and live webcast to discuss the clinical data on September 21, 2026 at 8:00 a.m. E.T. The Company has made available a slide presentation to accompany the call, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Phase 2 Chronic Spontaneous Urticaria Study Topline Results

On September 20, 2026, the Company announced positive topline data from a Phase 2 clinical trial of CUE-221 in CSU conducted in China by Genesis Life Sciences, an affiliate of Ascendant Health Ltd. This Phase 2 clinical trial enrolled 145 participants with moderate to severe CSU whose disease remained inadequately controlled despite treatment with H1-antihistamines.

The Phase 2 multicenter, randomized, double-blind, placebo and active comparator-controlled study was conducted in China and included a 16-week treatment period with a 20-week follow-up period post-treatment. Patients were randomized in a 2:2:2:1:1 ratio across five treatment groups to either subcutaneously delivered CUE-221 at 4 mg/kg, 2 mg/kg, or 1 mg/kg Q4W, or placebo Q4W, or omalizumab 300 mg Q4W. The primary endpoint was the proportion of patients who achieved HSS7=0 at week 12. A key secondary endpoint assessed complete response, defined as the proportion of patients who achieved UAS7=0 at week 12. The study was designed to test superiority over placebo. Omalizumab was included to enable comparative efficacy without planned statistical testing.

The primary endpoint of percentage of patients with HSS7=0 at week 12 was dose-responsive and met at all dose levels. The key secondary endpoint of percentage of patients with UAS7=0 at week 12 was dose responsive and met statistical significance at the 4 mg/kg highest dose level.

Primary Endpoint of HSS7=0 at Week 12

	CUE-221 (Q4W)						Placebo Q4W		Omalizumab Q4W
	4 mg/kg (N=35)		2 mg/kg (N=36)		1 mg/kg (N=37)		(N=18)		300 mg (N=17)
Complete Resolution of Hives (HSS7=0)	54%		53%		43%		11%		41%
95% Confidence Interval	(37%, 71%	)	(36%, 70%	)	(27%, 61%	)	(1%, 35%	)	(18%, 67%	)
P-values (vs. placebo)	p < 0.005		p < 0.005		p < 0.05		NA		Not Tested

P-values based on Fisher’s exact test; Clopper-Pearson 95% confidence interval

Key Secondary Endpoint of UAS7=0 at Week 12

	CUE-221 (Q4W)						Placebo Q4W		Omalizumab Q4W
	4 mg/kg (N=35)		2 mg/kg (N=36)		1 mg/kg (N=37)		N=18		300 mg (N=17)
Complete Response (UAS7=0)	46	%*	39%		38%		11%		29%
95% Confidence Interval	(29%, 63%	)	(23%, 57%	)	(23%, 55%	)	(1%, 35%	)	(10%, 56%	)

*	p<0.05 P-values based on Fisher’s exact test; Clopper-Pearson 95% confidence interval

The percentage of participants who achieved HSS7=0 further increased beyond the Week 12 primary endpoint, peaking at Week 22 across all CUE-221 dose groups. After a last dose was administered for all groups at Week 16, clinically meaningful benefit was maintained for up to 12 weeks off treatment (through week 28) at the 4 mg/kg dose level. A higher rate of complete resolution of hives was observed for the 4 mg/kg dose group relative to the lower dose groups and placebo, and post hoc analysis at Week 28 demonstrated a statistically significant difference versus omalizumab (delta = 36%), supporting the premise of fundamental difference between CUE-221 and omalizumab with respect to impacts on disease biology.

Complete Resolutions of Hives at Primary Endpoint, Peak Effect, and 12 Weeks Off Drug

	CUE-221 (Q4W)			Placebo Q4W	Omalizumab Q4W	CUE 4mg/kg vs. Omalizumab
Time	4 mg/kg	2mg/kg	1 mg/kg	Placebo	300 mg	Δ in Percent
Week 12 Primary	54%	53%	43%	11%	41%	13%
Week 22 Peak Effect	69%	61%	57%	11%	41%	28%
Week 28 12 weeks off drug	60%	31%	24%	11%	24%	36%*

*	p<0.05 P-values based on Fisher’s exact test

Demographics and baseline disease characteristics were generally well balanced across treatment groups. CUE-221 demonstrated a favorable safety profile. There were no treatment-related serious adverse events and no cases of hypersensitivity reactions including anaphylaxis. Injection site reactions (ISR) were infrequent, only one ISR was > grade 1, and none led to study discontinuation.

The Company believes these findings support continued clinical development of CUE-221 as a product candidate for CSU and will also continue with plans for development in food allergy. The Company recently submitted an IND to the U.S. Food and Drug Administration (FDA) for food allergy and, subject to the FDA’s review of the sufficiency of the data from the Phase 2 clinical trial of CUE-221 in CSU, the Company intends to initiate a Phase 2 trial of CUE-221 in food allergy and a Phase 2b/3 trial in CSU.

Forward-Looking Statements

The Company cautions you that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations and upon what management believes to be reasonable assumptions based on information currently available to it. These forward-looking statements include, but are not limited to, statements regarding: the potential of CUE-221, including its potential future benefit to patients, the Company’s plans with respect to CUE-221, including the initiation of a Phase 2b/3 clinical trial in CSU and a Phase 2 clinical trial in food allergy and the timings thereof; the Company’s expectations regarding the presentation of full clinical data from the Phase 2 CUE-221 trial, and the Company’s expectations regarding the Company’s growth; the Company’s business strategies, plans, and prospects; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission (the “SEC”), including those described in its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in future filings the Company makes with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Cue Biopharma, Inc. on September 20, 2026.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: September 21, 2026	By:	/s/ Shao-Lee Lin
Name: Shao-Lee Lin
Title: President and Chief Executive Officer (Principal Executive Officer)